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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)                         January 5, 1999
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                                                 VSI Enterprises, Inc.
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                                 (Exact name of registrant as specified in its charter)


Delaware                                              1-10927                                  84-1104448
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(State or other jurisdiction                   (Commission File Number)                       (IRS Employer
of incorporation)                                                                             Identification No.)


5801 Goshen Springs Road, Norcross, Georgia                                                                 30071
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(Address of principal executive offices)                                                                  (Zip Code)



Registrant's telephone number, including area code                      (770) 242-7566
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                                                   Not Applicable
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                            (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 5, 1999, VSI Enterprises, Inc. (the "Company") dismissed its independent auditors, Arthur Andersen LLP, and on the same date authorized the engagement of the firm of Grant Thornton LLP as its independent auditors for the fiscal year ended December 31, 1998. Each of these actions was approved by the Board of Directors of the Company.

         Arthur Andersen LLP was engaged as the Company's independent auditor on October 16, 1997 and has only reported on the consolidated financial statements of the Company for the fiscal year ended December 31, 1997. The report of Arthur Andersen LLP on the consolidated financial statements of the Company for the fiscal year ended December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audit of the fiscal year ended December 31, 1997 and for the unaudited interim period through January 5, 1999, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal year ended December 31, 1997 and the unaudited interim period through January 5, 1999, neither the Company nor any of its representatives sought the advice of Grant Thornton LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         In connection with the audit of the fiscal year ended December 31, 1997 and the unaudited interim period through January 5, 1999, Arthur Andersen LLP did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) there existed a need to expand significantly the scope of its audit, or that information had come to Arthur Andersen LLP's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Arthur Andersen LLP to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Arthur Andersen LLP's dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to Arthur Andersen LLP's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Arthur Andersen LLP's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Arthur


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Andersen LLP's dismissal, the issue has not been resolved to Arthur Andersen
LLP's satisfaction prior to its dismissal.

         The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Arthur Andersen LLP's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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         (a)      Exhibits:

         16.1     Letter re: Change in Certifying Accountant
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VSI ENTERPRISES, INC.



                             By:     /s/ Julia B. North
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                                Julia B. North, President

Dated:   January  6, 1999


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                                 EXHIBIT INDEX

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Exhibit
Number   Description of Exhibit
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
16.1              Letter re:  Change in Certifying Accountant
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